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                                                                   Exhibit 10.11

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 3, 2003, by and between FRONTLINE COMMUNICATIONS CORP., a Delaware corporation (the "Company"), and Ventura Martinez del Rio Arrangoiz ("Arrangoiz") and Ventura Martinez del Rio Requejo ("Requejo" and together with Arrangoiz "Sellers").

                              W I T N E S S E T H:

     WHEREAS, Sellers, the Company and others have entered into that certain Stock Purchase Agreement dated January 24, 2003 (the "Purchase Agreement") pursuant to which, among other things, Sellers are receiving Two Hundred Twenty Thousand (220,000) shares of Series C Convertible Preferred Stock of the Company, par value $.01 ("Series C Preferred Stock"), which is convertible into Twenty Two Million shares of common stock of the Company, par value $0.01 per share ("Common Stock");

     WHEREAS, it is a condition of the Purchase Agreement that the Company grant to Sellers registration rights with respect to the Common Stock; and

     WHEREAS, the Company desires to grant to Sellers registration rights with respect to the Common Stock.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein and of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     SECTION 1.1 Definitions. The following terms shall have the meanings ascribed to them below.

     "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Common Stock" has the meaning set forth in the recitals to this Agreement.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Company" has the meaning set forth in the preamble of this Agreement.





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     "Conversion Date" means the date that the Series C Preferred Stock is converted into Common Stock, as set forth in the Certificate of Designation of Series C Convertible Preferred Stock.

     "Damages" has the meaning set forth in Section 4.1 hereof.

     "Demand Registration" has the meaning set forth in Section 2.1(a) hereof.

     "Indemnified Party" has the meaning set forth in Section 4.3 hereof.

     "Indemnifying Party" has the meaning set forth in Section 4.3 hereof.

     "Inspectors" has the meaning set forth in Section 3.1(k) hereof.

     "Purchase Agreement" has the meaning set forth in the recitals of this Agreement.

     "NASD" means the National Association of Securities Dealers, Inc.

     "Notices" has the meaning set forth in Section 6.7 hereof.

     "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

     "Piggy-Back Registration" has the meaning set forth in Section 2.2 hereof.

     "Registrable Securities" means the shares of Common Stock now owned or hereafter acquired by Sellers, until (i) a Registration Statement with respect to the sale of such shares of Common Stock has been declared effective by the Commission and such shares of Common Stock have been disposed of pursuant to such effective Registration Statement, or (ii) such shares of Common Stock are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, or
(iii) such shares of Common Stock have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such Common Stock not bearing a restrictive legend and not subject to any stop order and such Common Stock may be publicly resold by the person receiving such certificate without complying with the registration requirements of the Securities Act, or (iv) such shares of Common Stock shall have ceased to be outstanding.

     "Registration Expenses" has the meaning set forth in Section 3.2 hereof.

     "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective


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amendments, all exhibits and all material incorporated by reference in such registration statement.

     "Securities Act" means the United States Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Series C Preferred Stock" has the meaning set forth in the recitals to the Agreement.

     "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

                                   ARTICLE II.

                               REGISTRATION RIGHTS

     SECTION 2.1 Demand Registration.

          (a) Request for Registration by Sellers. At any time following the one-year anniversary of the Conversion Date, Sellers may make written requests on the Company for the registration of the offer and sale of all or part of the Registrable Securities under the Securities Act (a "Demand Registration"). Subject to Section 2.1(b), the Company shall have no obligation to file more than two (2) registration statements under the Securities Act with respect to a Demand Registration. Any such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall use its best efforts to effect the Demand Registration within sixty (60) days after the giving of such written notice.

          (b) Effective Registration. A registration will not be deemed to have been effected pursuant to Section 2.1(a) unless the Registration Statement relating thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement and any underwriting or other distribution agreement relating to such distribution with respect thereto and in the case of an underwritten offering, all the Registrable Securities offered have been purchased by the underwriters; provided that if, after the Registration Statement has become effective, the offering and/or sale of Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court or other governmental or quasi-governmental agency prevents or otherwise limits the offer and/or sale of the Registrable Securities pursuant to the Registration Statement, such registration will be deemed not to have been effected.


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          (c) Selection of Underwriter. If the offering of such Registrable
Securities pursuant to such Demand Registration is in the form of an underwritten offering, the Sellers shall consent to the Company's selection of such Underwriter(s), which consent shall not be unreasonably withheld.

     SECTION 2.2 Piggy-Back Registration.

          (a) If at any time during the first year following the Conversion Date, the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for registration of the Registrable Securities, then the Company shall give prompt written notice of such proposed filing to Sellers as soon as practicable (but in no event less than thirty (30) days before the anticipated filing date), and such notice shall offer Sellers the opportunity to register no more than thirty-percent (30%) of the Registrable Securities as Sellers may request (which request shall specify the Registrable Securities intended to be disposed of by Sellers and the intended method of distribution thereof) (a "Piggy-Back Registration"). If at any time following the one-year anniversary of the Conversion Date, the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for registration of the Registrable Securities, then the Company shall give prompt written notice of such proposed filing to Sellers as soon as practicable (but in no event less than thirty (30) days before the anticipated filing date), and such notice shall offer Sellers the opportunity to register up to 100% of the Registrable Securities as Sellers may request (which request shall specify the Registrable Securities intended to be disposed of by Sellers and the intended method of distribution thereof). The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit such Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Sellers shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of their request to withdraw, provided that, except as otherwise set forth in
Section 2.3(c), in the event of such withdrawal, Sellers shall be responsible for all fees and expenses (including fees and expenses of counsel) incurred by Sellers prior to such withdrawal. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective.

          (b) No failure to effect a registration under this Section 2.2 and to complete the sale of Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).


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     SECTION 2.3 Reduction of Offering.

          (a) Demand Registration. Subject to Sellers' prior written consent, the Company may include in a Demand Registration pursuant to Section 2.1 securities of the same class as the Registrable Securities for the account of the Company and any other Persons who hold securities of the same class as the Registrable Securities on the same terms and conditions as the Registrable Securities to be included therein.

          (b) Reduction of Offering. In the event that the managing Underwriter of any underwritten offering described in Section 2.1 or 2.2 shall determine in good faith that a limitation of the total number of shares to be included in the offering is required or there will be an adverse effect on the offering price, timing or distribution of the shares to be distributed, then the number of shares to be included in such registration shall be reduced or limited to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing Underwriter in the following order of priority:

               (i) If the offering is a Demand Registration, (A) first, the number of shares to be offered by all Persons other than Sellers to the extent necessary to reduce the total number of shares as recommended by such managing Underwriter, pro rata in proportion to the respective total number of shares owned by such Persons, (B) second, if further reduction or limitation is required, the number of shares to be offered by the Company for its own account shall be reduced or limited, and (C) third, if further reduction or limitation is required, the number of shares to be offered by Sellers.

               (ii) If the offering is a Piggy-Back Registration, (A) first, the number of shares to be offered by the Persons other than Sellers holding securities who are using a piggy-back registration right, pro rata in proportion to the respective total number of shares owned by such Persons; (B) second, if further reduction or limitation is required, the number of shares to be offered by Sellers; (C) third, if further reduction or limitation is required, the number of shares to be offered by the Persons holding securities who demanded such registration pro rata in proportion to the respective total number of shares owned by such Persons, and (D) fourth, if further reduction or limitation is required, the number of shares to be offered by the Company for its own account shall be reduced or limited.

          (c) If, as a result of the proration provisions of this Section 2.3, Sellers shall not be entitled to include all Registrable Securities in a Demand Registration or Piggy-Back Registration that Sellers has requested to be included, Sellers may elect to withdraw its request to include Registrable Securities in such registration; provided that in the event of such withdrawal, the Company shall be responsible for all fees and expenses (including fees and expenses of counsel) incurred by Sellers prior to such withdrawal.


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     SECTION 2.4 Subsequent Registration Rights. From and after the date of this
Agreement, the Company shall not, without the prior written consent of Sellers, enter into any other agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Section 2.1 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of Registrable Securities of Sellers which are included.

                                  ARTICLE III.
                             REGISTRATION PROCEDURES

     SECTION 3.1 Filings; Information. Whenever the Company is required to effect or cause the registration of Registrable Securities pursuant to Section
2.1 or Section 2.2, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) The Company promptly will prepare and file with the Commission a Registration Statement with respect to the offer and sale of such securities and use its best efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided, however, the Company shall not be required to keep such Registration Statement effective for more than 180 days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, but not prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable).

          (b) The Company promptly will prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; cause the prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by Sellers set forth in such Registration Statement or supplement to the prospectus.

          (c) The Company, at least ten (10) days prior to filing a Registration Statement or at least five (5) days prior to filing a prospectus or any amendment or supplement to such Registration Statement or prospectus, will furnish to (i) Sellers, (ii) counsel representing Sellers, (iii) each Underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and approval by each of the foregoing within


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ten (10) days after delivery (except that such review and approval of any prospectus or any amendment or supplement to such Registration Statement or prospectus must be within five (5) days after delivery), and thereafter, furnish to Sellers, counsel to Sellers and Underwriters, if any, for their review and comment such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as Sellers, counsel to Sellers or the Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities; provided, however, that notwithstanding the foregoing, if the Company intends to file any prospectus, prospectus supplement or prospectus sticker which does not make any material changes in the documents already filed (including, without limitation, any prospectus under Rule 430A or 424(b)), then counsel for Sellers will be afforded such opportunity to review such documents prior to filing consistent with the time constraints involved in filing such document, but in any event no less than three (3) days.

          (d) The Company shall furnish to Sellers and to each Underwriter, if any, such number of copies of the Registration Statement (including each preliminary prospectus) as such Persons may reasonably request in order to facilitate the intended disposition of the Registrable Securities covered by such Registration Statement.

          (e) If the offering is an underwritten offering, at the request of Sellers, the Company shall use its reasonable efforts to furnish on the date that Registrable Securities are delivered to the Underwriters for sale pursuant to such Registration Statement: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the Underwriters and to Sellers, stating that (A) such Registration Statement has become effective under the Securities Act, (B) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (C) the Registration Statement complies as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and such counsel has no reason to believe that the Registration Statement or any amendment thereto (including any documents incorporated in the prospectus), as of its respective effective date (or as of its date of filing) contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need not express any opinion as to financial statements contained therein) and (D) to such other effects as reasonably may be requested by counsel for the Underwriters or by Sellers or its counsel, considering customary comparable underwritten transactions and (ii) on such date and as of the date of the underwriting agreement, a letter dated such date from the independent public accountants or chartered accountants retained by the Company, addressed to the Underwriters and to Sellers, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such


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accountants, the financial statements of the Company included in the
Registration Statement, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) Business Days prior to the date of such letter) with respect to such registration as such Underwriters reasonably may request considering customary comparable underwritten transactions.

          (f) The Company promptly will notify Sellers of (and in any event within twenty-four (24) hours of the receipt of) any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it at the earliest possible moment if entered.

          (g) On or prior to the date on which the Registration Statement is declared effective by the Commission, the Company will use all reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such other jurisdictions as Sellers reasonably (in light of Sellers' intended plan of distribution) requests, and (ii) file documents required to register such Registrable Securities with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable Sellers to consummate the disposition of the Registrable Securities owned by Sellers; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (g), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (h) The Company will notify Sellers, counsel to Sellers and any Underwriter promptly (and in any event within 24 hours) and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information to be included in any Registration Statement or prospectus or otherwise, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (v) of the happening of any event which makes any statement made in a Registration Statement or related prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, prospectus or documents so that they will not contain any untrue


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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the Registration Statement and prospectus not misleading in light of the circumstances in which they were made; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (i) If requested by the managing Underwriter or Underwriters, Sellers or Sellers' counsel, the Company will, unless otherwise advised by counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing Underwriter or Underwriters requests, or Sellers' counsel requests, to be included therein, including, without limitation, with respect to the Registrable Securities being sold by Sellers to such Underwriter or Underwriters, the purchase price being paid therefor by such Underwriter or Underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment.

          (j) The Company will enter into customary agreements reasonably satisfactory to the Company (including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (Sellers, at its option may, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such Underwriters also be made to and for the benefit of Sellers).

          (k) The Company will make available to Sellers (and will deliver to their counsel) and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and the Company, its counsel or auditors and will also make available for inspection at reasonable times at the Company's offices by Sellers, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by Sellers or any Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.

          (l) In connection with an underwritten offering, the Company will participate, to the extent reasonably requested by the managing Underwriter or Underwriters for the offering


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or Sellers, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows"; provided that the Company shall not be obligated to participate in more than two such selling efforts in any 12-month period.

          (m) The Company, during the period when the prospectus is required to be delivered under the Securities Act, promptly will file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

          (n) The Company will use all reasonable efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters, as Sellers may request.

          (o) The Company shall cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

          (p) The Company shall provide a transfer agent and registrar for all Registrable Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          (q) The Company shall otherwise comply with all applicable rules and regulations of the Commission.

          (r) The Company may require Sellers to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the National Association of Securities Dealers, Inc.

          (s) Sellers agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(h) hereof, Sellers will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until Sellers' receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(h) hereof, and, if so directed by the Company, Sellers will deliver to the Company all copies, other than permanent file copies then in Sellers' possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(h) hereof to the


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date when the Company shall make available to Sellers covered by such
Registration Statement a prospectus supplemented or amended to conform with the requirements of Section 3.1(h) hereof.

     SECTION 3.2 Registration Expenses. The Company shall pay the following registration expenses incurred in connection with the registration (the "Registration Expenses"): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) processing, duplicating and printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested but not the cost of any audit other than a year end audit), (vii) the fees and expenses of any special experts retained by the Company in connection with such registration,
(viii) reasonable fees and expenses of one firm of counsel for Sellers and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities. The Company shall have no obligation to pay any other underwriting fees, discounts or commissions attributable to the sale of Registrable Securities; such costs shall be borne by Sellers.

                                   ARTICLE IV.
                        INDEMNIFICATION AND CONTRIBUTION

     SECTION 4.1 Indemnification by the Company. The Company shall, to the full extent permitted by law, indemnify and hold harmless Sellers from and against any loss, claim, damage, liability, reasonable attorneys' fees, cost or expense and costs and expenses of investigating and defending any such claim, joint or several, and any action in respect thereof (collectively, the "Damages") to which Sellers may become subject under the Securities Act or otherwise, insofar as such Damages (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus relating to the Registrable Securities or any amendment or supplement thereto, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of any federal or state securities laws or any rule or regulation thereof, except insofar as the same are based upon information furnished in writing to the Company by Sellers expressly for use therein, and shall reimburse Sellers for any legal and other expenses reasonably incurred by Sellers in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable to Sellers to the extent that any such Damages (or action or proceeding in respect thereof) arise out of or are based upon an untrue


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statement or omission made in any preliminary prospectus if (i) Sellers failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by Sellers to the Person asserting the claim from which such Damages arise, and (ii) the final prospectus would have corrected such untrue statement or such omission; provided further, that the Company shall not be liable to Sellers in any such case to the extent that any such Damages arise out of or are based upon an untrue statement or omission in any prospectus if (x) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and (y) having previously been furnished by or on behalf of the Company with copies of such prospectus as so amended or supplemented, Sellers thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Damages arise.

     SECTION 4.2 Indemnification by Sellers. Sellers shall, to the full extent permitted by law, indemnify and hold harmless the Company, its officers, directors, employees and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person, to the same extent as the foregoing indemnity from the Company to Sellers, but only with reference to information related to Sellers, or its plan of distribution, furnished in writing by Sellers expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus and the aggregate amount which may be recovered from Sellers pursuant to the indemnification provided for in this Section 4.2 in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by Sellers from the sale of such Registrable Securities. In case any action or proceeding shall be brought against the Company or its officers, directors, employees or agents or any such controlling Person or its officers, directors, employees or agents, in respect of which indemnity may be sought against Sellers, Sellers shall have the rights and duties given to the Company, and the Company or its officers, directors, employees or agents, or such controlling Person, or its officers, directors, employees or agents, shall have the rights and duties given to Sellers, by the preceding paragraph.

     SECTION 4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person in respect of which indemnity may be sought pursuant to Section
4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of the Company and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

     SECTION 4.4 Contribution. If the indemnification provided for in this
Article 4 is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages as between the Company on the one hand and Sellers on the other, in such proportion as is appropriate to reflect the relative fault of the Company and Sellers in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and Sellers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     SECTION 4.5 The Company and Sellers agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 4.4, Sellers shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of Sellers were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which Sellers has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE V.
                  INFORMATION AND OTHER OBLIGATIONS OF SELLERS

     SECTION 5.1 Provision of Information. As a condition to exercising the registration rights provided for herein, Sellers shall furnish to the Company such information regarding Sellers and the distribution proposed by Sellers as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

     SECTION 5.2 Underwriters. Sellers, with respect to any Registrable Securities included in any registration, shall cooperate in good faith with the Company and the underwriters, if any, in connection with such registration.

     SECTION 5.3 Stop Orders. Sellers, with respect to any Registrable Securities included in any registration, shall make no further sales or other dispositions, or offers therefor, of such shares under such Registration Statement if, during the effectiveness of such Registration Statement, an intervening event should occur which, in the opinion of counsel to the Company, makes the prospectus included in such Registration Statement no longer comply with the Securities Act until such time as Sellers has received from the Company copies of a new, amended or supplemented prospectus complying with the Securities Act.

                                   ARTICLE VI.
                                  MISCELLANEOUS

     SECTION 6.1 Participation in Underwritten Registrations. Sellers shall not be required to make any representations or warranties to or agreements with the Company or the Underwriters other than representations, warranties or agreements regarding Sellers and its ownership of the securities being registered on their behalf and Sellers' intended method of distribution and any other representation required by law.

     SECTION 6.2 Rule 144 and 144A. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended and that it will take such further action as Sellers may reasonably request, all to the extent required from time to time to enable Sellers to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of Sellers, the Company will deliver to Sellers a written statement as to whether it has complied with such requirements.

     SECTION 6.3 Suspension of Obligation to File. Notwithstanding the provisions of Section 3.1(a), the Company's obligations to file a Registration Statement, or cause such Registration Statement to become and remain effective, shall be suspended for a period not to exceed 90 days if there exists at the time material non-public information relating to the Company that, in the reasonable opinion of the Company, should not be disclosed.

     SECTION 6.4 Amendment and Modification. This Agreement may be amended, modified and supplemented, and any of the provisions contained herein may be waived, only by a written instrument signed by the Company and Sellers. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     SECTION 6.5 Binding Effect; Entire Agreement. This Agreement (including the exhibits, schedules and appendices attached hereto), including the documents referred to herein, embodies the entire agreement and understanding of the Parties hereto and supersedes all prior agreements and understandings of the Parties hereto relating to the subject matter herein contained.

     SECTION 6.6 Severability. Any holding that a provision of this Agreement is unenforceable, in whole or in part, will not affect the validity of the other provisions of this Agreement.

     SECTION 6.7 Notices. All notices under this Agreement, including reports, shall be in writing in the English language addressed to the appropriate Party at the address set forth by its name on this Agreement, and shall be deemed given when received by the recipient and shall be delivered directly by hand to authorized personnel or by registered mail, return receipt requested, telex authenticated facsimile message or electronic mail, confirmed by registered mail.

     All notices shall be addressed:

     If to Sellers:                      Arrangoiz and Requejo.
                                         Quintana Roo No. 28
                                         Col. Roma Sur
                                         06760 Mexico, D.F.
                                         Fax. (525) 264-6442

     If to the Company:                  Frontline Communications Corp.
                                         One Blue Hill Plaza
                                         7th Floor
                                         Pearl River, New York 10965
                                         Fax: (845) 623-8669
                                         Attn: Stephen J. Cole-Hatchard

     SECTION 6.8 GOVERNING LAW. This Agreement shall be construed, interpreted, governed, and enforced by and under the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

     SECTION 6.9 Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

     SECTION 6.10 Counterparts. This Agreement may be executed in any number of counterparts and by the different Parties hereto on separate counterparts, each of which, when executed and delivered, shall be effective for purposes of binding the Parties hereto, but all of which shall together constitute one and the same instrument. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page. Any Party who delivers such a signature page agrees to later deliver an original counterpart to any Party which requests it.

     SECTION 6.11 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties named in this Agreement and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of each of the other parties, except that each of Sellers shall be entitled to assign or transfer their rights hereunder to their respective beneficiaries or as part as an estate planning trust or mechanism, by giving prior written notice to the Company.

     SECTION 6.12 Remedies. In the event of a breach or a threatened breach by any Party to this Agreement of its obligations under this Agreement, any Party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The Parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the Parties that the remedy at law, inducing monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

     SECTION 6.13 Interpretation. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

/s/ Ventura Martinez del Rio Arrangoiz      /s/ Ventura Martinez del Rio Requejo
--------------------------------------      ------------------------------------
Ventura Martinez del Rio Arrangoiz          Ventura Martinez del Rio Requejo

/s/ Stephen J. Cole-Hatchard
-------------------------------------
Frontline Communications Corp.

Name:
      ____________________________
Title:
       ___________________________